Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of ADDvantage Technologies Group, Inc. (the "Company") for the fiscal quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Kenneth A. Chymiak, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the  Securities Exchange Act of 1934, as amended; and

         (2)   The information contained in the Report fairly presents, in all material respects,the financial condition and results of operations of the Company.

                                                                                          ____________________________________
                                                                  Name:               Kenneth A. Chymiak
                                                      Title:                 President and  Chief Executive Officer
                                                                  Date:                February 13, 2008